Exhibit 10.3

AMENDMENT OF OPTION AGREEMENT

This Amendment to Option Agreement (“Amendment”) is entered into as of May 1, 2018, by and between Mission Broadcasting, Inc. (“Mission”) and Nexstar Broadcasting, Inc. (“Nexstar”).  Each of Mission and Nexstar may be referred to herein as a “party” and collectively as the “parties.”

WHEREAS, Mission is the Federal Communications Commission (“FCC”) licensee of television broadcast station KJTL and KJBO-LP and their associated translator stations (the “Station”).

WHEREAS, Nexstar, as successor-in-interest to Nexstar Broadcasting of Wichita Falls, L.P., and Mission, as successor-in-interest to Mission Broadcasting of Wichita Falls, Inc., are parties to that certain Option Agreement dated as of June 1, 1999, as amended February 10, 2009, which outlines the terms and conditions upon which Nexstar may purchase from Mission the assets of the Station consistent with the rules and written policies of the FCC (the “Option Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Option Agreement.

WHEREAS, the Option Agreement’s expiration date is June 1, 2018.

WHEREAS, the parties desire to extend the Option Agreement for an additional ten (10) year term.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Option Expiration Date. The parties hereby agree to extend the expiration date of the Option Agreement to June 1, 2028.

2.

No Other Amendment.  No terms of the Option Agreement, other than the Option Expiration Date, are amended or modified by this Amendment, and the Option Agreement, as so extended hereby, remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

MISSION BROADCASTING, INC.	NEXSTAR BROADCASTING, INC.

By:	/S/ DENNIS THATCHER	By:	/S/ ELIZABETH RYDER
	Dennis Thatcher		Elizabeth Ryder
	President		Executive Vice President & General Counsel